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                                                                   Exhibit 10.30

                                 Verisity Ltd.
                          1996 U.S. Stock Option Plan
                           (as amended October 1999)

1.  Adoption and Purpose of the Plan.  This stock option plan, to be known as
    --------------------------------
the "Verisity Ltd. 1996 U.S. Stock Option Plan" (the "Plan") has been adopted by the board of directors (the "Board") of Verisity Ltd., an Israeli corporation (the "Company"), and is subject to the approval of its shareholders pursuant to section 7 below. The purpose of this Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain qualified directors, officers, employees, independent contractors, consultants and advisers by providing them with an opportunity for investment in the Company. The options that may be granted hereunder ("Options") represent the right by the grantee thereof ("Optionee") to acquire Ordinary Shares of the Company ("Shares" which if acquired pursuant to the exercise of an Option will be referred to as "Option Shares") subject to the terms and conditions of this Plan and a written agreement between the Company and the Optionee to evidence each such Option (an "Option Agreement").

2.  Certain Definitions.  The defined terms set forth in Exhibit A attached
    -------------------                                  ---------
hereto and incorporated herein (together with other capitalized terms defined elsewhere in this Plan) will govern the interpretation of this Plan.

3.  Eligibility.  The Company may grant Options under this Plan only to (i)
    -----------
persons who, at the time of such grant, are directors, officers and/or employees of the Company and/or any of its Subsidiaries, and (ii) natural persons who at the time of such grant, are independent contractors, consultants or advisers of the Company and/or any of its Subsidiaries ("Eligible Participants"). Subject to the provisions of section 4 of this Plan, there is no limitation on the number of Options that may be granted to an Eligible Participant.

4.  Option Pool; Shares Reserved for Options.  In no event will the Company
    ----------------------------------------
issue, in the aggregate, more than Four Million Two Hundred Twenty Thousand (4,220,000) Shares (the "Option Pool") pursuant to the exercise of all Options granted under this Plan, less that number of Shares that have been issued, or have been reserved for issuance, either directly or pursuant to options granted, to directors, officers, employees, independent contractors, consultants or advisers of the Company and any of its Subsidiaries under any other stock option plan, stock incentive plan, restricted stock or similar arrangement. At all times while Options granted under this Plan are outstanding, the Company will reserve for issuance for the purposes hereof a sufficient number of authorized and unissued Shares to fully satisfy the Company's obligations under all such outstanding Options.

5.  Administration.  This Plan will be administered and interpreted by the
    --------------
Board, or by a committee consisting of two or more members of the Board, appointed by the Board for such purpose (the Board, or such committee, referred to herein as the "Administrator"). Subject to the express terms and conditions hereof, the Administrator is authorized to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for its administration and interpretation. Specifically, the Administrator will have full and final authority in its discretion, subject to the specific limitations on that discretion as are set forth herein and in the Articles of the Company, at any time:

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        (a)  to select and approve the Eligible Participants to whom Options will be granted; provided that no Option may be granted to any person after he or she ceases, or to any entity after it ceases, for any reason, to be an Eligible Participant (a "Loss of Eligibility Status");

        (b) to determine the Fair Market Value of the Shares as of the Grant Date for any Option;

        (c) with respect to each Option, to determine the terms and conditions of the Option, to be set forth in the Option Agreement evidencing the Option (the form of which also being subject to approval by the Administrator), which may vary from the "default" terms and conditions set forth in section 6 below, except to the extent otherwise provided as follows:

            (i) the total number of Option Shares that may be acquired by the Optionee pursuant to the Option;

            (ii) whether the Option granted to an employee of the Company or its Subsidiary will be designated an ISO;

            (iii) the per share purchase price to be paid to the Company by the Optionee to acquire the Option Shares issuable upon exercise of the Option (the "Option Price"); provided that the Option Price will not be less than 85% of the Fair Market Value of the Shares as of the Grant Date, unless the Optionee is a 10% shareholder, in which case the Option Price will not be less than 110% of such Fair Market Value;

            (iv) the maximum period or term during which the Option will be exercisable (the "Option Term"), provided that in no event may the Option Term be longer than 10 years from the Grant Date;

            (v) the maximum period following any Loss of Eligibility Status with respect to the Optionee, whether resulting from his or her death, disability or any other reason, during which period (the "Grace Period") the Option will be exercisable, subject to Vesting and to the expiration of the Option Term, provided that in no event may the Administrator designate a Grace Period that is shorter than six months after such Loss of Eligibility Status by reason of the Optionee's death or disability, or 30 days after such Loss of Eligibility Status for any other reason, except in the event of a Just Cause Termination, in which case no Grace Period will be required (i.e., the Option will terminate immediately);

            (vi) whether to accept a promissory note as a form of legal consideration in addition to cash as payment of all or a portion of the Option Price and/or Tax Withholding Liability to be paid by the Optionee upon the exercise of an Option granted hereunder;

            (vii) the conditions (e.g., the passage of time or the occurrence of events), if any, that must be satisfied prior to the vesting of the right to exercise all or specified portions of an Option (such portions being described as a percentage of the total number of Option Shares that may be acquired by the Optionee pursuant to the

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          Option; the vested portion being referred to as a "Vested Option" and the unvested portion being referred to as an "Unvested Option"); provided that no such conditions (except the Loss of Eligibility Status of the Optionee, after which no Unvested Option will become a Vested Option) may be imposed which prevents an Optionee who is an employee, but who is neither an officer or director, of the Company or any of its Subsidiaries, from purchasing at least 20% of the Option Shares initially subject to the Option as of the first anniversary of the Grant Date, and as of each anniversary thereafter, such that by the fifth anniversary of the Grant Date (assuming no such Loss of Eligibility Status) the entire Option would be deemed a Vested Option; and

        (d) to delegate all or a portion of the Administrator's authority under sections 5(a), (b) and (c) above to one or more members of the Board who also are executive officers of the Company, and subject to such restrictions and limitations as the Administrator may decide to impose on such delegation.

6.  Default Terms and Conditions of Option Agreements.  Unless otherwise
    -------------------------------------------------
expressly provided in an Option Agreement based on the Administrator's determination pursuant to section 5(c) above, the following terms and conditions will be deemed to apply to each Option as if expressly set forth in the Option Agreement, provided that in no event may an Option Agreement modify the provisions of section 6.7(a):

    6.1 ISO.  If granted to an Eligible Participant who, as of the Grant Date,
        ---
is an employee of the Company or any Subsidiary (as determined under Section 3401(c) of the Code), the Option will be an ISO, subject to the following additional terms and conditions:

        (a) To the extent that the Fair Market Value of Option Shares (determined as of the Grant Date) with respect to which all ISOs are exercisable for the first time by any individual during any calendar year (pursuant to this Plan and all other plans of the Company and/or its Subsidiaries) exceeds $100,000, the Option will not be treated as an ISO.

        (b) The Option Price will not be less than 100% of the Fair Market Value of the Shares as of the Grant Date, except that if the Optionee is a 10% shareholder the Option Price will not be less than 110% of the Fair Market Value of the Shares as of the Grant Date, and the Option Term may not be more than five (5) years.

        (c) Notwithstanding any Grace Period selected by the Administrator pursuant to section 5(c)(v) above, or the default provisions of section 6.3 below, the tax treatment available pursuant to Section 422 of the Code upon the exercise of the ISO will not be available to an Optionee who exercises the Option more than (i) three months following the Optionee's Loss of Eligibility Status other than by reason of his or her death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), or (ii) 12 months following such Optionee's Loss of Eligibility Status by reason or his or her permanent and total disability, whichever case may be applicable.

    6.2  Option Term.  The Option Term will be for a period of 10 years
         -----------
beginning on the Grant Date (subject to section 6.1(b) above in the case of an ISO granted to a 10% shareholder).

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    6.3  Grace Periods.  Following a Loss of Eligibility Status:
         -------------

         (a) the Grace Period will be 30 days, unless the Loss of Eligibility Status is a result of a Just Cause Termination or the death or disability of the Optionee;

         (b) the Grace Period will be six months if the Loss of Eligibility Status is a result of the death or disability of the Optionee; and

         (c) the Option will terminate, and there will be no Grace Period, effective immediately as of the date and time of a Loss of Eligibility Status which results from a Just Cause Termination of the Optionee, regardless of whether the Option is Vested or Unvested.

    6.4 Vesting.  The Option initially will be deemed an entirely Unvested
        -------
Option, but portions of the Option will become a Vested Option on the following schedule:

         (a) twenty-five percent (25%) will become a Vested Option as of the first anniversary of the "Vesting Start Date" specified in the Option Agreement (which may be earlier than the Grant Date specified therein); and

         (b) two and one-twelfth percent (2-1/12%) of the Option will become a Vested Option as of the end of each month thereafter, provided that the Optionee does not suffer a Loss of Eligibility Status prior to each such vesting date and provided further that additional vesting will be suspended during any period while the Optionee is on a leave of absence from the Company, as determined by the Administrator.

    6.5  Exercise of the Option; Issuance of Share Certificate.
         -----------------------------------------------------

         (a) The portion of the Option that is a Vested Option may be exercised by giving written notice thereof to the Company, on such form as may be specified by the Administrator, but in any event stating: the Optionee's intention to exercise the Option; the date of exercise; the number of full Option Shares to be purchased (which number will be no less than 100 Shares, without regard to adjustments to the number of Shares subject to the Option pursuant to section 8 below, or, if less, all of the remaining Shares subject to the Option); the amount and form of payment of the Option Price; and such assurances of the Optionee's investment intent as the Company may require to ensure that the transaction complies in all respects with the requirements of the 1933 Act and other applicable securities laws. The notice of exercise will be signed by the person or persons exercising the Option. In the event that the Option is being exercised by the representative of the Optionee, the notice will be accompanied by proof satisfactory to the Company of the representative's right to exercise the Option. The notice of exercise will be accompanied by full payment of the Option Price for the number of Option Shares to be purchased, in United States dollars, in cash, by check made payable to the Company, or in the form of a promissory note payable to the Company as may be approved by the Administrator, in its discretion pursuant to section 5(c)(vi) above.

         (b) To the extent required by applicable federal, state, local or foreign law, and as a condition to the Company's obligation to issue any Shares upon the exercise of the Option in full or in part, the Optionee will make arrangements satisfactory to the Company for the payment of any applicable Tax Withholding Liability that may arise by reason of or in connection with such exercise.

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Such arrangements may include, in the Company's sole discretion, that the
Optionee tender to the Company the amount of such Tax Withholding Liability, in cash, by check made payable to the Company, or in the form of such other payment as may be approved by the Administrator, in its discretion pursuant to section 5(c)(vi) above.

        (c) After receiving a proper notice of exercise and payment of the applicable Option Price and Tax Withholding Liability, the Company will cause to be issued a certificate or certificates for the Option Shares as to which the Option has been exercised, registered in the name of the person rightfully exercising the Option and the Company will cause such certificate or certificates to be delivered to such person.

    6.6  Compliance with Law.  Notwithstanding any other provision of this Plan,
         -------------------
Options may be granted pursuant to this Plan, and Option Shares may be issued pursuant to the exercise thereof by an Optionee, only after and on the condition that there has been compliance with all applicable federal and state securities laws. The Company will not be required to list, register or qualify any Option Shares upon any securities exchange, under any applicable state, federal or foreign law or regulation, or with the Securities and Exchange Commission or any state agency, or secure the consent or approval of any governmental regulatory authority, except that if at any time the Board determines, in its discretion, that such listing, registration or qualification of the Option Shares, or any such consent or approval, is necessary or desirable as a condition of or in connection with the exercise of an Option and the purchase of Option Shares thereunder, that Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions that are not acceptable to the Board, in its discretion. However, the Company will seek to register or qualify with, or as may be provided by applicable local law, file for and secure an exemption from such registration or qualification requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Participant would be granted an Option hereunder prior to such grant.

    6.7  Restrictions on Transfer.
         ------------------------

         (a)  Options Nontransferable.  No Option will be transferable by an
              -----------------------
Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, the Option will be exercisable only by him or her.

         (b)  Prohibited Transfers.  Prior to the Initial Public Offering, no
              --------------------
Holder of any Option Shares may Transfer such Shares, or any interest therein, except as expressly provided in this Plan, and in full compliance with applicable securities laws and the Articles of the Company. All Transfers of Option Shares not complying with the specific limitations and conditions set forth in this section 6.7 and section 6.8 below, as well as in the Articles (the limitations and conditions of which are deemed to be incorporated herein), are expressly prohibited. Any prohibited Transfer is void and of no effect, and no purported transferee in connection therewith will be recognized as a Holder of Option Shares for any purpose whatsoever. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertakings or rights under this Plan and the Articles, or exercise any other legal or equitable remedy.

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        (c)  Permitted Transfers.  In the case of a Permitted Transfer, the
             -------------------
rights of first refusal and purchase of the U.S. Subsidiary set forth in section
6.8 below will not apply. For such purposes, a "Permitted Transfer" means any of the following: (i) a Transfer by will or under the laws of descent and distribution; or (ii) a Transfer by a Holder of Option Shares to his or her ancestors, descendants or spouse (other than pursuant to a decree of divorce, dissolution or separate maintenance, a property settlement, or a separation agreement or any similar agreement or arrangement with a spouse, except for bona fide estate planning purposes), or to a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of the Holder and/or such ancestors, descendants or spouse, including any Transfer in the form of a distribution from any such trust, partnership, limited liability company, custodianship or other fiduciary account to any of the foregoing permitted beneficial owners or beneficiaries thereof.

        (d)  Conditions to Transfer.  It will be a condition to any Transfer of
             ----------------------
any Option Shares that:

               (i) the transferee of the Shares will execute such documents as the Company may reasonably require to ensure that the Company's rights under this Plan, the Articles and any applicable Option Agreement, are adequately protected with respect to such Shares, including, without limitation, the transferee's agreement to be bound by all of the terms and conditions of this Plan and such Agreement, as if he or she were the original Holder of such Shares; an d

               (ii) the Company is satisfied that such Transfer complies in all respects with the requirements imposed by applicable Israeli laws and regulations as well as applicable state and federal securities laws and regulations and the Articles of the Company.

        (e)  Market Standoff.  If in connection with any public offering of
             ---------------
securities of the Company (or any Successor Entity), the underwriter or underwriters managing such offering so requests, then each Optionee and each Holder of Option Shares will agree to not sell or otherwise Transfer any such Shares (other than Shares included in such underwriting) without the prior written consent of such underwriter, for such period of time as may be requested by the underwriter commencing on the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering, but in no event longer than the period of time that the officers and directors of the Company or the U.S. Subsidiary are generally prohibited from Transferring their Shares in connection with such public offering.

    6.8  Rights of Purchase and First Refusal.  Prior to the Initial Public
         ------------------------------------
Offering, the U.S. Subsidiary will have the following rights of purchase and first refusal with respect to Option Shares:

        (a)  Right of First Refusal.  If any Holder proposes to Transfer any
             ----------------------
Option Shares, other than in the case of a Permitted Transfer pursuant to section 6.7(c) above or an Involuntary or Donative Transfer subject to section 6.8(b) below, the U.S. Subsidiary will have an assignable right of first refusal to purchase such Shares on the terms and conditions set out in this section 6.8(a). If the U.S. Subsidiary (or its assignee) elects to exercise such right, it will do so on an all-or-nothing basis with respect to any particular Transfer of Shares in the following manner:

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            (i)   Before any such Transfer, the Holder proposing to Transfer such Shares will deliver a notice of proposed Transfer (a "Proposed Transfer Notice") to the U.S. Subsidiary stating: the number of Option Shares that the Holder proposes to Transfer and the Holder's bona fide intention to Transfer such Shares; the names and addresses of the Holder, the proposed transferee and subsequently such other information regarding such transferee as the U.S. Subsidiary reasonably requests; the manner and date of such proposed Transfer; and the bona fide cash price and/or other consideration (and the fair market value thereof) per share, if any, that such Transferee has offered to pay Holder for such Shares (the "Offered Price") as well as such other terms, including payment terms, and conditions, if any, as were included in such offer (the "Offered Terms").

            (ii) The U.S. Subsidiary (or its assignee) may exercise its right of first refusal under this section 6.8(a) at any time not more than twenty
     (20) days after the U.S. Subsidiary has received the Proposed Transfer Notice with respect to such Shares. If the U.S. Subsidiary (or its assignee) elects to exercise such purchase rights it will do so by delivering to the Holder of such Shares a notice of such election and a closing date that is no more than thirty (30) days after receipt of the Proposed Transfer Notice (or such later date as the transferee may have offered or on which the Transfer is otherwise scheduled to occur).

            (iii) At the closing of the sale of the Shares to the U.S. Subsidiary (or its assignee), to be held at its principal executive offices, the U.S. Subsidiary (or its assignee) will pay the Holder of the Shares, in cash, the purchase price equal to the Offered Price, subject to an appropriate adjustment to take into account any deferred payment terms that were included in the Offered Terms, except in the case of a Transfer of Option Shares without consideration; provided that if the Offered Price includes any non-cash consideration, the value thereof for purposes of this section 6.8(a) will be determined in good faith by the Board, subject to section 6.8(c) below.

            (iv) If the U.S. Subsidiary (including its assignees) fails or refuses to exercise its rights under this section 6.8(a) with respect to any Shares that are the subject of any Proposed Transfer Notice, then the Holder will have the right to Transfer such Shares to the transferee named in such Notice at the Offered Price and upon such Offered Terms as were set forth in such Notice; provided that such Transfer must be completed within ninety (90) days after the U.S. Subsidiary has received the Proposed Transfer Notice with respect to such Shares.

        (b)  Following an Involuntary or Donative Transfer.  Following any
             ---------------------------------------------
Involuntary Transfer or Donative Transfer (other than a Permitted Transfer) of Option Shares (the "Transferred Shares"), the U.S. Subsidiary will have the assignable right to purchase from the transferee of the Transferred Shares ("Transferee") all or a portion of such Shares for a purchase price that is equal to the Fair Market Value of those Shares as of the date of such Transfer. If the U.S. Subsidiary (or its assignee) elects to exercise such right, it will do so in the following manner:

            (i) Promptly after such Transfer, the transferor of the Transferred Shares will deliver, or will cause the Transferee to deliver, a notice (a "Completed Transfer Notice") to the U.S. Subsidiary stating: the number of Transferred Shares; the names and addresses of the transferor and the Transferee, and subsequently such other information regarding the

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     Transferee as the U.S. Subsidiary reasonably requests; and the manner, circumstances and date of such Transfer.

            (ii) The U.S. Subsidiary (or its assignee) may exercise its purchase rights under this section 6.8(b) at any time not more than ninety
     (90) days after the U.S. Subsidiary has received the Completed Transfer Notice with respect to the Transferred Shares. If the U.S. Subsidiary (or its assignee) elects to exercise such purchase rights it will do so by delivering to the Transferee a notice of such election, specifying the number of Transferred Shares to be purchased and a closing date that is no more than sixty (60) days after the giving of such notice.

            (iii) At such closing, to be held at the U.S. Subsidiary's principal executive offices, the U.S. Subsidiary (or its assignee) will pay the Transferee the purchase price specified in this section 6.8(b).

        (c)  Resolution of Disputes.  If there is a dispute concerning the fair
             ----------------------
market value of the consideration offered or accepted for the Option Shares or the Fair Market Value of the Option Shares, in connection with the exercise by the U.S. Subsidiary of its rights under this section 6.8, the dispute will be resolved by binding arbitration pursuant to Section 1280 et seq. of the
                                                         ------
California Code of Civil Procedure (the "CCP Act"), provided that the arbitration will be conducted by a single arbitrator selected by Judicial Arbitration and Mediation Services in Santa Clara, California. Within ten (10) business days following the appointment of the arbitrator, each party will state in writing its position concerning the dispute supported by the reasons therefor with counterpart copies delivered to the arbitrator. If either party fails timely to submit its position, the position submitted by the other party will be deemed correct, and the arbitration will be deemed concluded. The arbitrator will arrange for a simultaneous exchange of positions. The arbitrator will select which of the two proposed positions most closely approximates his or her determination of the correct position and will have no right to propose a middle ground or any modification of either of the two proposed positions. The position he or she chooses as most closely approximating his or her determination will constitute the decision of the arbitrator and be final and binding upon the parties. In the event of a failure, refusal, or inability of the arbitrator to act, his or her successor will be appointed by him or her, or, if he or she fails to do so within five (5) business days, as provided by the CCP Act. The arbitrator will attempt to decide the issue within ten (10) business days after his or her receipt of the proposed positions. Both parties will share the fee and expenses of the arbitrator. The arbitrator will have the right to consult experts and competent authorities with factual information or knowledge concerning the dispute and the fees of such authorities will be shared equally by the parties.

        (d)  Escrow.  For purposes of facilitating the enforcement of the
             ------
restrictions on Transfer set forth in this Plan or in any Option Agreement, the Administrator may, at its discretion, require the Holder of Option Shares to deliver the certificate(s) for such Shares with a stock power executed by him or her and by his or her spouse (if required for Transfer), in blank, to the Secretary of the U.S. Subsidiary or his or her designee, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of this Plan. The certificates may be held in escrow so long as the Option Shares whose ownership they evidence are subject to any right of repurchase or first refusal under this Plan or under an Option Agreement, and shall be released by the escrow holder to an Optionee (or to any permitted transferee of the Optionee) when they are no longer subject to any right of repurchase or first refusal under this Plan or under the Option Agreement. Each Optionee, by exercising an Option, thereby acknowledges that the Secretary of the U.S. Subsidiary (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the grant of an Option under this Plan, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to an Option Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

    6.9  Change of Control Transactions and Reorganizations.
         --------------------------------------------------

         (a) Change of Control Transaction. In the event of a Change of Control Transaction, the Company shall endeavor to cause the Successor Entity (or its parent or its Subsidiary) in such transaction either to assume all of the Options which have been granted hereunder and which are outstanding as of the consummation of such transaction ("Closing"), or to issue (or cause to be issued) in substitution thereof comparable options of such Successor Entity (or of its parent or its Subsidiary). If the Successor Entity (or its parent or its Subsidiary) is unwilling to either assume such Options or grant comparable options in substitution for such Options, on terms that are acceptable to the Company as determined by the Board in the exercise of its discretion, then:

              (i) with respect to each outstanding Option, that portion of the Option which remains Unvested that either (x) would have become Vested over the 12-month period immediately following the Closing, or (y) represents 50% of the Unvested portion of the Option as of the Closing, whichever portion is smaller, will become Vested immediately prior to such Closing; and

             (ii) the Board may cancel all outstanding Options, and terminate this Plan, effective as of the Closing, provided that it shall notify all Optionees of the proposed Change of Control Transaction a reasonable amount of time prior to the Closing so that the Optionee will be given the opportunity to exercise the Vested portion of his or her Option (after giving effect to the acceleration of such vesting under clause (i) above) prior to the Closing.

For purposes of this section 6.9, the term "Change of Control Transaction" means a Business Combination in which less than 50% of the outstanding voting securities of the Successor Entity immediately following the Closing of the Business Combination transaction are beneficially held by those persons and entities in the same proportion as such persons and entities beneficially held the voting securities of the Company immediately prior to such transaction; the term "Business Combination" means a transaction or series of transactions consummated within any period of 90 days resulting in (A) the sale of all or substantially all of the assets of the Company, (B) a merger or consolidation or other reorganization of which the Company or a Subsidiary is a merging party, or
(C) the sale or other change of beneficial ownership of at least 33-1/3% of the outstanding voting securities of the Company.

        (b)  Reorganization.  If, in connection with a corporate reorganization
             --------------
or any other transaction contemplated by Section 424 of the Code and applicable regulations , with or involving another company (other than a Subsidiary of the Company prior to the consummation of such reorganization or other transaction, the "Target Company") or its outstanding voting securities (and other than a Change of Control Transaction, a "Corporate Reorganization"), the Company grants one or more Options (each, a "Replacement Option") under this Plan in replacement or substitution for one or more options (each, a "Terminated Option") granted by the Target Company (or its parent or Subsidiary) to acquire shares of its capital stock ("Target Shares") which are terminated or cancelled in connection with such Corporate Reorganization, then notwithstanding section 5(c)(iii) above, or in the case of an ISO notwithstanding section 6.1(b) above, the Replacement Option shall be granted with an Option Price such that in the good faith determination of the Administrator both (i) the excess of the aggregate fair market value of the maximum number of Option Shares that may be acquired by Optionee pursuant to the exercise of the Replacement Option (without regard to the vesting thereof) over the aggregate Option Price of such number of Option Shares is not greater than the excess of the aggregate fair market value of the maximum number of Target Shares that could have been acquired by Optionee pursuant to the exercise of the Terminated Option prior to its termination or cancellation (without regard to the vesting thereof) over the aggregate exercise price of the number of such Target Shares, and (ii) the ratio of the Option Price to the fair market value of each Option Share is not less than the ratio of the exercise price of the Terminated Option to the fair market value of each Target Share , provided that the fair market value of the Target Shares shall be determined immediately prior to such Corporate Reorganization and the fair market value of the Option Shares shall be determined immediately after such Corporation Reorganization.

    6.10  Additional Restrictions on Transfer; Investment Intent.  By accepting
          ------------------------------------------------------
an Option and/or Option Shares under this Plan, the Optionee will be deemed to represent, warrant and agree that, unless a registration statement is in effect with respect to the offer and sale of Option Shares: (i) neither the Option nor any such Shares will be freely tradeable and must be held indefinitely unless such Option and such Shares are either registered under the 1933 Act or an exemption from such registration is available; (ii) the Company is under no obligation to register the Option or any such Shares; (iii) upon exercise of the Option, the Optionee will purchase the Option Shares for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (iv) no one else will have any beneficial interest in the Option Shares; (v) the Optionee has no present intention of disposing of the Option Shares at any particular time; and (vi) neither the Option nor the Shares have been qualified under the securities laws of any state and may only be offered and sold pursuant to an exception from qualification under applicable state securities laws.

    6.11  Stock Certificates; Legends.  Certificates representing Option Shares
          ---------------------------
will bear all legends required by law and necessary or appropriate in the Administrator's discretion to effectuate the provisions of this Plan and of the applicable Option Agreement. The Company may place a "stop transfer" order against Option Shares until full compliance with all restrictions and conditions set forth in this Plan, in any applicable Option Agreement and in the legends referred to in this section 6.11.

    6.12  Notices.  Any notice to be given to the Company under the terms of an
          -------
Option Agreement will be addressed to the Company at its principal executive office, Attention: President, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to him or her at the address provided to the Company by the Optionee. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, deposited, postage prepaid, in a post office or branch post office regularly maintained by the local postal authority.

7.  Term of the Plan.  This Plan will become effective on the date of its
    ----------------
adoption by the Board, provided this Plan is approved by the shareholders of the Company (excluding Option Shares issued by the Company pursuant to the exercise of Options granted under this Plan) within 12 months before or after that date. If this Plan is not so approved by the shareholders of the Company within that 12-month period of time, any Options granted under this Plan will be rescinded and will be void. This Plan will expire on the tenth (10th) anniversary of the date of its adoption by the Board or its approval by the shareholders of the Company, whichever is earlier, unless it is terminated earlier pursuant to section 11 of this Plan, after which no more Options may be granted under this Plan, although all outstanding Options granted prior to such expiration or termination will remain subject to the provisions of this Plan, and no such expiration or termination of this Plan will result in the expiration or termination of any such Option prior to the expiration or early termination of the applicable Option Term.

8.  Adjustments Upon Changes in Stock; Rights Offering.
    --------------------------------------------------

    (a) In the event of any change in the outstanding Shares of the Company as a result of a stock split, reverse stock split, stock bonus or distribution, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made in: (i) the aggregate number of Shares that are reserved for issuance in the Option Pool pursuant to section 4 above, under outstanding Options or future Options granted hereunder; (ii) the Option Price and the number of Option Shares that may be acquired under each outstanding Option granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan or any Option Agreement evidencing an outstanding Option granted hereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional Shares or securities convertible into or exchangeable for Shares.

    (b) If at any time prior to an Initial Public Offering, the Company proposes to issue or sell any securities to all of its then current shareholders, each Optionee shall be deemed for purposes of such issuance or offer to sell to be a shareholder of that number of Option Shares that may be acquired by the Optionee (whether vested or unvested) pursuant to an Option (in addition to any Option Shares or other Shares actually held of record by such Optionee).

9.  Modification, Extension and Renewal of Options.  Subject to the terms and
    ----------------------------------------------
conditions and within the limitations of this Plan, the Administrator may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of any Option will, without the consent of the Optionee, alter or impair any rights or obligations under any outstanding Option.

10. Governing Law.  It is the intention of the parties that the internal laws
    -------------
of the State of California (irrespective of its choice of law principles) shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder and that any party may seek to enforce its rights under this Plan or any Option Agreement entered into under this Plan in any court of competent jurisdiction located within the judicial district in which the

Company or the U.S. Subsidiary has a regular place of business. Notwithstanding the foregoing, the parties acknowledge and agree that the relationship of the parties as shareholders of the Company, including without limitation all of the rights and duties of the parties arising under the Company's Articles, shall be governed by the laws of the State of Israel, and each such party hereby irrevocably submits to the exclusive jurisdiction of the Courts of Israel located in Tel Aviv, in respect of any dispute or matter arising out of or connected with such relationship and the Articles.

11.  Amendment and Discontinuance.  The Board may amend, suspend or discontinue
     ----------------------------
this Plan at any time or from time to time; provided that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose and provided further that no such action may, without the approval of the shareholders of the Company, materially increase (other than by reason of an adjustment pursuant to section 8 hereof) the maximum aggregate number of Option Shares in the Option Pool, materially increase the benefits accruing to Eligible Participants, or materially modify the category of, or eligibility requirements for persons who are Eligible Participants. However, no such action may alter or impair any Option previously granted under this Plan without the consent of the Optionee, nor may the number of Option Shares in the Option Pool be reduced to a number that is less than the aggregate number of Option Shares (i) that may be issued pursuant to the exercise of all outstanding and unexpired Options granted hereunder, and (ii) that have been issued and are outstanding pursuant to the exercise of Options granted hereunder.

12.  Information Provided by Company.  Prior to the date on which the Company is
     -------------------------------
required to file its annual financial statements with the Securities and Exchange Commission under the Securities Exchange Act of 1934, the Company annually will make available to each Optionee the Company's financial statements (which statements need not be audited), and each Optionee will, by virtue of entering into an Option Agreement, be deemed to have agreed (and to cause any investment advisers to whom the Optionee proposes to make such information available to agree) to keep such information confidential and not to use, disclose or copy such information for any purpose whatsoever other than determining whether to exercise an Option. The Company deems such financial statements to be the valuable trade secrets of the Company, and in the event of any wrongful use, disclosure or other breach of the obligation to maintain the confidentiality of such financial information, the Company may seek to enforce all of its available legal and equitable rights and remedies, and may notify local law enforcement officials that a criminal misappropriation of the Company's trade secrets has taken place.

13.  No Shareholder Rights.  No rights or privileges of a shareholder in the
     ---------------------
Company are conferred by reason of the granting of an Option. No Optionee will become a shareholder in the Company with respect to any Option Shares unless and until the Option has been properly exercised and the Option Price fully paid as to the portion of the Option exercised.

14.  Copies of Plan.  A copy of this Plan will be delivered to each Optionee at
     --------------
or before the time he or she executes an Option Agreement. Copies of the Articles of the Company will be provided upon request and are available for review at the Company's main office.

Date Plan Adopted by Board of Directors:  July ___, 1997

Date Plan Approved by the Shareholders:  July ___, 1997

                                 Verisity Ltd.
                             1996 Stock Option Plan

                                   Exhibit A
                                  Definitions
                                  -----------

1. "10% shareholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in Section 424(d) of the Code at the time he or she is granted an Option, stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company and/or of its Subsidiaries.

2.  "1933 Act" means the Securities Act of 1933, as amended.

3.  "Administrator" has the meaning set forth in section 5 of the Plan.

4.  "Articles" means the Company's Articles of Association, as amended.

5.  "Board" has the meaning set forth in section 1 of the Plan.

6.  "Business Combination" has the meaning set forth in section 6.9 of the Plan.

7.  "CCP Act" has the meaning set forth in section 6.8(c) of the Plan.

8. "Change of Control Transaction" has the meaning set forth in section 6.9 of the Plan.

9.  "Closing" has the meaning set forth in section 6.9 of the Plan.

10. "Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of the Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

11. "Company" has the meaning set forth in section 1 of the Plan.

12. "Completed Transfer Notice" has the meaning set forth in section 6.8(b) of the Plan.

13. "Donative Transfer" with respect to Option Shares means any voluntary Transfer by a transferor other than for value or the payment of consideration to the transferor.

14. "Eligible Participants" has the meaning set forth in section 3 of the Plan.

15. "Fair Market Value" means, with respect to the Shares and as of the date that is relevant to such a determination (e.g., on the Grant Date), the market price per share of such Shares determined by the Administrator, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows: (a) if the Shares are traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date; (b) if the Shares are traded over-the-counter on the date in question and are classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date; (c) if the Shares are traded over-the-counter on the date in question but are not classified as a national market issue, then the Fair Market Value will be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and (d) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Administrator in good faith on such basis as it deems appropriate, taking into consideration the provisions of
Section 260.141.50 of Title 10 of the California Code of Regulations.

16.  "Grace Period" has the meaning set forth in section 5(c)(v) of the Plan.

17. "Grant Date" means, with respect to an Option, the date on which the Option Agreement evidencing that Option is entered into between the Company and the Optionee, or such other date as may be set forth in that Option Agreement as the "Grant Date" which will be the effective date of that Option Agreement.

18.  "Holder" means the holder of any Option Shares.

19. "Initial Public Offering" means the closing of the first sale of securities of the Company, or of any Successor Entity, to the public, through a firm commitment underwriting, for an aggregate price (exclusive of underwriters' discounts and commissions and expenses of the offering) of at least fifteen million dollars ($15,000,000), pursuant to an effective registration statement filed with the Securities and Exchange Commission under the 1933 Act.

20. "Involuntary Transfer" with respect to Option Shares includes, without limitation, any of the following: (A) an assignment of the Shares for the benefit of creditors of the transferor; (B) a Transfer by operation of law; (C) an execution of judgment against the Shares or the acquisition of record or beneficial ownership of Shares by a lender or creditor; (D) a Transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for bona fide estate planning purposes) under which any Shares are Transferred or awarded to the spouse of the transferor or are required to be sold; or (E) a Transfer resulting from the filing by the transferor of a petition for relief, or the filing of an involuntary petition against the transferor, under the bankruptcy laws of the United States or of any other nation.

21. "ISO" means an "incentive stock option" as defined in Section 422 of the Code.

22. "Just Cause Termination" means a termination by the Company and/or any of its Subsidiaries of the Optionee's employment or services (or if the Optionee is a director, removal of him or her from the Board by action of the shareholders or, if permitted by applicable law and the Bylaws of the Company, the other directors), in connection with the good faith determination of the Board (or of the Company's shareholders if the Optionee is a director and the removal of him or her from the Board is by action of the shareholders, but in either case excluding the vote of the subject individual if he or she is a director or a shareholder) that the Optionee has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Company or any of its Subsidiaries.

23. "Loss of Eligibility Status" has the meaning set forth in section 5(a) of the Plan.

24.  "Offered Price" has the meaning set forth in section 6.8(a) of the Plan.

25.  "Offered Terms" has the meaning set forth in section 6.8(a) of the Plan.

26.  "Option Agreement" has the meaning set forth in section 1 of the Plan.

27.  "Option Pool" has the meaning set forth in section 4 of the Plan.

28.  "Option Price" has the meaning set forth in section 5(c)(iii) of the Plan.

29. "Option Shares" has the meaning set forth in section 1 of the Plan, provided that for purposes of section 6.7 and section 6.8 of the Plan, the term "Option Shares" includes all Shares issued by the Company to a Holder (or his, her or its predecessor) by reason of such holdings, including any securities which may be acquired as a result of a stock split, stock dividend, and other distributions of Shares in the Company made upon, or in exchange for, other securities of the Company.

30.  "Option Term" has the meaning set forth in section 5(c)(iv) of the Plan.

31.  "Optionee" has the meaning set forth in section 1 of the Plan.

32.  "Options" has the meaning set forth in section 1 of the Plan.

33. "Permitted Transfer" has the meaning set forth in section 6.7(c) of the Plan.

34.  "Plan" has the meaning set forth in section 1 of the Plan.

35. "Proposed Transfer Notice" has the meaning set forth in section 6.8(a) of the Plan.

36.  "Shares" has the meaning set forth in section 1 of the Plan.

37.  "Subsidiary" has the same meaning as "subsidiary corporation" as defined in
Section 424(f) of the Code.

38. "Successor Entity" means a corporation or other entity that acquires all or substantially all of the assets of the Company, or which is the surviving or parent entity resulting from a Business Combination, as that term is defined in section 6.9(b) of the Plan.

39. "Tax Withholding Liability" in connection with the exercise of any Option means all federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

40. "Transfer" with respect to Option Shares, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of those Shares, including any Involuntary Transfer, Donative Transfer or transfer by will or under the laws of descent and distribution.

41.  "Transferee" has the meaning set forth in section 6.8(b) of the Plan.

42. "Transferred Shares" has the meaning set forth in section 6.8(b) of the Plan.

43.  "U.S. Subsidiary" means Verisity Design, Inc., a California corporation.

44. "Unvested Option" has the meaning set forth in section 5(c)(vii) of the Plan.

45.  "Vested Option" has the meaning set forth in section 5(c)(vii) of the Plan.

                             Stock Option Agreement
                            Under the Verisity Ltd.
                          1996 U.S. Stock Option Plan


        This Agreement is made effective as of ____________________ (the "Grant Date"; also the date the option referred to herein was authorized for granting by the Administrator of the Company's Option Plan), between Verisity Ltd., a Company organized under the laws of the State of Israel (the "Company"), and the undersigned Optionee. Capitalized terms not otherwise defined in this Agreement will have the meanings set forth in the Company's 1996 U.S. Stock Option Plan, a copy of which is attached hereto and incorporated by reference (the "Option Plan").

        The Parties Agree as Follows:

1.  Option Grant.  Subject to all of the terms and conditions set forth herein
    ------------
and in the Option Plan, the Company hereby grants to Optionee an option (the "Option") to purchase the number of the Company's ordinary shares (the "Shares"), for an exercise price per share (the "Option Price") and based upon the Grant Date set forth above and an Expiration Date of the tenth anniversary of the Grant Date (subject to earlier termination as provided in the Option
Plan) as set forth below:

        Number of Shares
         subject to the Option:    ___________

        Option Price per Share:    $__________

        Vesting Start Date:        ___________

[The Option is intended to be an Incentive Stock Option ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.]

2.  Vesting and Exercise.
    --------------------

    (a)  Vesting.  Initially, the entire Option will be "Unvested" within the
         -------
meaning of the Option Plan; portions of the Option will become "Vested" within the meaning of the Option Plan on the following schedule:

         (1) twenty-five percent (25%) of the Shares subject to the Option shall become Vested as of the first anniversary of the Vesting Start Date; and

         (2) the remaining seventy-five percent (75%) of the Shares subject to the Option shall become Vested monthly ratably (approximately _______ shares/month) on a cumulative basis over the 36 month period commencing on the first anniversary of the Vesting Start Date, subject to the condition that Optionee does not suffer a Loss of Eligibility Status prior to each such vesting date.

The following language is to be inserted into Section 2 of the Stock Option Agreements for M. Busch, R. Chope, S. Walters, J. Keithan, R. Widman, L. Tougas,
D. Alford, E. Panu, I. Chen, S. Pearlmutter and C. Hanoch:

    (b)  Vesting Following a Change of Control Transaction.  Notwithstanding the
         -------------------------------------------------
foregoing, or anything else in the Option Plan to the contrary, in the event of a Change of Control Transaction, even if the Successor Entity agrees to assume the Company's obligations under the Option, or to grant or issue comparable options in substitution for the Option, that portion of the Option (or substitute option) which remains Unvested which (i) would have become Vested over the 12-month period immediately following the Closing of such a Transaction, or (ii) represents 50% of the Unvested portion of the Option as of the Closing of such a Transaction, whichever portion is smaller, will become Vested immediately prior to such Closing.

* * *

The following language is to be inserted into Section 2 of the Stock Option Agreements for S. Hummel and F. Ferguson:

    (b)  Vesting Following a Change of Control Transaction.  Notwithstanding the
         -------------------------------------------------
foregoing, or anything else in the Option Plan to the contrary, in the event of a Change of Control Transaction, even if the Successor Entity agrees to assume the Company's obligations under the Option, or to grant or issue comparable options in substitution for the Option, that portion of the Option (or substitute option) which remains Unvested which would have become Vested over the 12-month period beginning on the date which is three (3) months following the Closing of such a Transaction (the "Acceleration Date") will become Vested immediately on the Acceleration Date, provided that as a condition to such additional Vesting, the Optionee does not during such 3-month period suffer a Loss of Eligibility Status, except due to death, disability or a termination by the Company other than a Just Cause Termination. Thereafter, the remaining Unvested Shares shall become Vested monthly at the rate of 3.125% of the original number of Shares subject to the Option (approximately _______ shares/month) on a cumulative basis, subject to the condition that Optionee does not suffer a Loss of Eligibility Status prior to each such vesting date.

    (c)  Minimum Number of Shares.  Any exercise of the Option must be for at
         ------------------------
least one hundred (100) Shares (without regard to adjustments to the number of Shares subject to the Option pursuant to section 8 of the Option Plan) or, if less, all of the remaining Shares subject to the Option.

    (d)  Notice of Exercise.  Optionee or Optionee's representative may exercise
         ------------------
the Option by giving written notice to the Company pursuant to section 6.5(a) of the Option Plan using the specified form of notice of exercise attached to this Agreement as Exhibit A. The notice will be signed by the person or persons
             ---------
exercising the Option. In the event that the Option is being exercised by the representative of Optionee, the notice will be accompanied by proof reasonably satisfactory to the Company of the representative's right to exercise the Option. Payment of the Option Price will accompany the notice and will be in any of the following forms acceptable to the Company: (i) cash or a check made payable to the Company; or (ii) by the delivery of one or more certificate(s) representing shares of the Company with a Fair Market Value on the date of exercise equal to the Option Price, together with a stock power executed in blank.

    (e)  Withholding Taxes.  To the extent required by applicable federal,
         -----------------
state, local or foreign law, and as a condition to the Company's obligation to issue any Shares upon the exercise of the Option in full or in part, Optionee will make arrangements reasonably satisfactory to the Company for the payment of any withholding tax obligations that arise by reason of such exercise.

    (f)  Issuance of Option Shares.  Subject to the provisions of the Option
         -------------------------
Plan, after receiving a proper notice of exercise and payment of the applicable Option Price and withholding taxes, the Company will cause to be issued a certificate or certificates for the Option Shares as to which the Option has been exercised, registered in the name of the person rightfully exercising the Option. The Company will cause such certificate or certificates to be delivered to such person.

3.  Representations and Warranties of Optionee.  Optionee hereby represents and
    ------------------------------------------
warrants that:

    (a) Optionee is acquiring the Option granted hereby, and will acquire any Shares obtained upon exercise of the Option, for investment purposes only, for Optionee's own account, and with no view to the distribution thereof.

    (b) Optionee understands that the Option and the Shares that may be acquired by exercising the Option ("Option Shares") have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and that the Option and the Option Shares are not freely tradeable and must be held indefinitely unless they are either registered under the 1933 Act or an exemption from such registration is available. Optionee understands that the Company is under no obligation to register the Option or the Option Shares. Optionee also understands that the Option and the Option Shares have not been qualified under the securities laws of any state and are to be offered and sold pursuant to an exception from qualification under applicable state securities laws.

4.  No Shareholder Rights.  No rights or privileges of a shareholder in the
    ---------------------
Company are conferred by reason of the granting of the Option. Optionee will not become a shareholder in the Company with respect to any Option Shares unless and until the Option has been properly exercised and the Option Price fully paid as to the portion of the Option exercised.

5.  No Employment Rights.  Nothing in this Agreement will be construed as giving
    --------------------
Optionee the right to be retained as an employee of the Company and/or its Subsidiaries.

6.  Terms of the Option Plan.  Optionee understands that the Option Plan
    ------------------------
includes important terms and conditions that apply to the Option. Those terms include (without limitation): important conditions to the right of Optionee to exercise the Option; important restrictions on the ability of Optionee to transfer the Option or to Transfer any of the Option Shares received upon exercise of the Option; and early termination of the Option following the occurrence of certain events, including Optionee no longer being an employee, director, consultant or independent contractor to or of the Company or its Subsidiaries. Optionee acknowledges that he or she has read the Option Plan, agrees to be bound by its terms, and makes each of the representations required to be made by Optionee under it. Optionee further acknowledges that the Company has given no tax advice concerning the Option and has advised Optionee to consult with his or her own tax or financial advisor about the tax treatment of the Option and its exercise.

7.  Miscellaneous.
    -------------

    (a)  Assignment.  Neither this Agreement nor the Option is assignable by
         ----------
either party, except as expressly provided herein. All of the covenants and provisions of this Agreement by or for the benefit of the Company or Optionee shall bind and inure to the benefit of their respective successors.

    (b)  Entire Agreement; Amendments.  This Agreement constitutes the final and
         ----------------------------
complete expression of all of the terms of the understanding and agreement between the parties hereto concerning the subject matter hereof. This Agreement may not be modified, amended, altered or supplemented except by means of the execution and delivery of a written instrument mutually executed by the Company and Optionee.

    (c)  Governing Law.  This Agreement shall be construed and governed by the
         -------------
substantive laws of the State of Israel.

    (d)  Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

The parties hereby have entered into this Agreement as of the Grant Date.

                              Verisity Ltd.

                              By:_____________________________________


                              Title:__________________________________


                              "Optionee"

                              ________________________________________

                              Address:

                              ________________________________________
                              ________________________________________

                              Social Security No.:____________________

     Attachments:  (1)  Consent of Spouse
                   (2) 1996 U.S. Stock Option Plan

     Exhibit A:  Form of Notice of Exercise of Stock Option

                               CONSENT OF SPOUSE
                               -----------------


        I am the spouse of ___________, who together with Verisity Ltd., have entered into the Stock Option Agreement, to which this Consent is attached. Capitalized terms not defined herein will have the meaning set forth in such Agreement, or in the Verisity Ltd. 1996 U.S. Stock Option Plan, which forms a part of such Agreement (the "Option Plan").

        I have read and understand the Stock Option Agreement and the Option Plan. I acknowledge that, by execution hereof, I am bound by the Stock Option Agreement and the Option Plan as to any and all interests I may have in the Option and the Option Shares issuable under the Agreement and the Option Plan. In particular, I understand and agree that the Option Shares (including any interest that I may have therein) is subject to certain repurchase rights in Verisity Design, Inc., a subsidiary of the Company and certain restrictions on transfer.

        I also agree with my spouse and the Company that if my spouse and I ever get divorced or enter into any marital property settlement agreement, or if my spouse or I ever seek a decree of separate maintenance, to the extent my spouse has or can obtain assets other than the Option Shares in amounts and of value sufficient to settle or satisfy any marital property claims I may have in the value of the Option Shares, I will accept such other assets in settlement of those claims.

        I agree that I will not do anything to try to prevent the operation of any part of the Stock Option Agreement or the Option Plan. I acknowledge that I have had an opportunity to obtain independent counsel to advise me concerning the matters contained herein.


Dated:_____________     Signature:___________________________________

                        Print Name:__________________________________

                                                                       Exhibit A
                                                                       ---------

                      NOTICE OF EXERCISE OF STOCK OPTION
                                 Verisity Ltd.


To The General Manager of Verisity Ltd.

     The undersigned, the holder of an Option to purchase ordinary shares of Verisity Ltd. (the "Company"), hereby irrevocably elects to exercise the purchase rights represented by such Option, and to purchase thereunder _________ ordinary shares of the Company, herewith makes payment of $_____________ therefor in the form of a check made payable to the Company, and requests that the certificates for such shares be issued in the name of and delivered to the undersigned at the address set forth below.

     The undersigned acknowledges that the shares being purchased by him or her (the "Option Shares") are subject to substantial restrictions on sale or transfer set forth in the Company's Articles of Association and in the Company's 1996 U.S. Stock Option Plan (the "Plan") and agrees to be bound by the terms and conditions of said Plan and the Stock Option Agreement entered into by and between the Company and the undersigned on ___________, 199__. The undersigned further represents, warrants and acknowledges that, unless a registration statement is in effect with respect to the sale of Option Shares: (i) those Option Shares are not freely tradeable and must be held indefinitely unless such Option Shares are either registered under the Securities Act of 1933, as amended, (the "Act"), or an exemption from such registration is available; (ii) the Company is under no obligation to register those Option Shares; (iii) the undersigned is purchasing the Option Shares for his or her own account and not with a view to or for sale in connection with any distribution within the meaning of the Act, other than as may be effected in compliance with the Act and the rules and regulations promulgated thereunder; (iv) no one else will have any beneficial interest in the Option Shares; and (v) he or she has no present intention of disposing of the Option Shares or any interest therein at any particular time.

DATED: _______________

                                _______________________________________
                                   (signature)

                                _______________________________________
                                Print name exactly as to be shown on certificate

                                Address:
                                ________________________________________________

                                ________________________________________________